Exhibit 10.5

GUGGENHEIM CORPORATE FUNDING, LLC

135 E. 57th Street, 6th Floor

New York, New York 10022

Consent Letter

September 4, 2012

Energy & Exploration Partners, LLC

100 Throckmorton, Suite 1700

Fort Worth, TX 76102

Attn: Hunt Pettit

Re:	Credit Agreement dated as of June 26, 2012, by and among Energy & Exploration Partners, LLC (“Borrower”), Guggenheim Corporate Funding, LLC, as Administrative Agent (“Administrative Agent”) for the lenders from time to time party thereto (the “Lenders”), and the Lenders (as such Credit Agreement is from time to time amended, supplemented, restated or otherwise modified, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meaning given such terms in the Credit Agreement).

Dear Mr. Pettit:

You have advised us that Borrower requests that Administrative Agent and the Lenders consent to Borrower, in connection with the Equity Transaction, (a) assigning an overriding royalty interest in the Niobrara Assets to the holders of net profit interests in the Niobrara Assets pursuant to the Assignment of Overriding Royalty attached hereto as Exhibit A and the Assignment of Overriding Royalty attached hereto as Exhibit B and (b) assigning an overriding royalty interest to the Shale Fund Investors pursuant to the Assignment of Overriding Royalty attached hereto as Exhibit C, the Assignment of Overriding Royalty attached hereto as Exhibit D, and the Assignment of Overriding Royalty attached hereto as Exhibit E (collectively, the “Requested ORI Conveyances”).

As evidenced by this Consent Letter (this “Letter”), Administrative Agent and the Lenders hereby consent to the Requested ORI Conveyances (the “Specified Consent”). Borrower represents and warrants that after giving effect to the Requested ORI Conveyances, Borrower will own (i) not less than 75% of the net revenue interest (proportionately reduced) attributable to the working interest owned by Borrower in the Permian Base Area Oil and Gas Properties and (ii) not less than 80% of the net revenue interest (proportionately reduced) attributable to the working interest owned by Borrower in the DJ Basin Area Oil and Gas Properties.

Except as specifically consented to herein, all of the terms and conditions of the Credit Agreement and the other Loan Documents are, and remain, in full force and effect in accordance with their respective terms.

This Letter does not imply any obligation on the part of Administrative Agent or the Lenders, and neither Administrative Agent nor the Lenders shall be obligated, at any time, to grant further amendments, modifications, consents, or waivers.

The consent contained in this Letter is expressly limited to the Specified Consent, as further limited herein. Neither this Letter, nor any other actions taken by, or any inaction on the part of, Administrative Agent or the Lenders, shall be deemed to be (i) a waiver of any Default or Event of Default which exists or may exist hereafter, except as expressly provided herein, or (ii) a waiver of (or an agreement to forbear from exercising) any rights or remedies that Administrative Agent or the Lenders have pursuant to the Credit Agreement and applicable law by reason of any Default or Event of Default.

This Letter may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a copy of this Letter by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance hereof, will have the same effect as physical delivery of this Letter bearing the original signature.

THIS LETTER, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Please confirm that the foregoing is in accordance with your understanding by signing and returning to us the enclosed copy of this Letter, which shall become a binding agreement upon our receipt.

[Signature pages follow]

Sincerely,

ADMINISTRATIVE AGENT:

GUGGENHEIM CORPORATE FUNDING, LLC, as Administrative Agent

By:	/s/ William Hagner
Name:	William Hagner
Title:	Senior Managing Director

THE LENDERS:

GUGGENHEIM ENERGY OPPORTUNITIES FUND, LP,
By: GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC, its Investment Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

NZC GUGGENHEIM FUND LLC,
By: GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC, its Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

SBC FUNDING, LLC,
By: GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC, its Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

Signature Page to Consent Letter

GUGGENHEIM LIFE AND ANNUITY COMPANY,
By: GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC, its Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

Signature Page to Consent Letter

AGREED TO AND ACCEPTED BY:

BORROWER:

ENERGY & EXPLORATION PARTNERS, LLC, a Delaware limited liability company

By:	/s/ Hunt Pettit
Hunt Pettit
President, Secretary and Treasurer

Signature Page to Consent Letter

Exhibit A

See attached.

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF OVERRIDING ROYALTY

(Multiple Assignees)

THE STATE OF COLORADO	§
§
	§	KNOW ALL MEN BY THESE PRESENTS:
§
COUNTY OF WELD	§
§

Energy & Exploration Partners, LLC whose address is P.O. Box 471428, Fort Worth, Texas 76147-1376, hereinafter called “Assignor”, for and inconsideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, does by these presents, GRANT, ASSIGN, TRANSFER and CONVEY unto the parties set forth below, hereinafter called the “Assignees”:

Janice Boswell-Wueste, an individual, whose address is 2845 Manorwood Trl., Fort Worth, TX 76109;

Edward A. Wueste, an individual, whose address is 2845 Manorwood Trl., Fort Worth, TX 76109;

Matthew Ledbetter, an individual, whose address is 5309 Judalon Ln., Houston, TX 77056;

Amber Boswell, an individual, whose address is 2721 Manorwood Trl., Fort Worth, TX 76109; and

Jason Roberts, an individual, whose address is 3005 Amherst Ave., Dallas, TX 75225.

an overriding royalty interest (the “Overriding Royalty”), as described in Exhibit “A” attached hereto and made a part hereof for all purposes, in all oil, gas and other hydrocarbons produced, save and sold under the terms of the Oil and Gas Leases described in Exhibit “A” (the “Lease(s)”) covering the lands described therein located in Weld County, Colorado.

1

The assignment of Overriding Royalty made herein is subject to the following terms, conditions and provisions:

1.	For the purposes of calculating royalty payments, expenses and deductions, the Overriding Royalty shall be subject to the exact terms, conditions and provisions as those found in the Leases, on a lease by lease basis. In other words, should the underlying or referenced lease provide for cost free royalty then the Overriding Royalty shall also be free and clear of all cost and expenses of exploration, production, transportation and marketing, but shall bear its proportionate share of all gross production, severance, ad valorem and similar taxes. However, should the underlying referenced lease, on a lease by lease basis, be subject to deductions for transportation, dehydration and marketing then the Overriding Royalty shall also be subject to the same deductions and proportionate share of all gross production, severance, ad valorem and similar taxes.

2.	If any of the Leases cover less than the full (100% of 8/8ths) interest in oil, gas and other minerals in all or any part of the lands and depths described therein, the Overriding Royalty shall be proportionately reduced and paid to Assignee in the proportion that the interest covered by said Lease bears to the entire mineral estate;

3.	Assignor may, without the joinder of Assignee, pool and combine Assignee’s Overriding Royalty with other leases and lands in compliance with terms and conditions of the Leases.

4.	The Overriding Royalty shall attach to any extension or renewals of the Leases and shall be calculated and paid in the same manner as the original reservation set forth herein. Any lease acquired by Assignor, or its successors or assigns, within one (1) year of the termination of the Leases shall be deemed an extension or renewal lease for the purposes of this provision insofar as the renewal or extension lease covers acreage transferred hereunder.

TO HAVE AND TO HOLD the above described overriding royalty, together with all and singular the rights and appurtenances thereunto in anywise belonging unto Assignee, its successors and assigns forever; and Assignor does by these presents bind itself and its successors and assigns to warrant and forever defend all and singular, the Leases unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

[Signature page follows.]

2

IN WITNESS WHEREOF, the parties have executed this instrument as of the dates set forth in the acknowledgement certificates below, but it is effective as of the date of each Lease.

ASSIGNOR

ENERGY & EXPLORATION PARTNERS, LLC, a Delaware limited liability company

By:
Hunt Pettit, President

~ACKNOWLEDGEMENT~

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me on this          of August, 2012 by Hunt Pettit, President of Energy & Exploration Partners, LLC, a Delaware limited liability company, on behalf of said company.

Notary Public in and for the State of Texas

[Remainder of page intentionally left blank]

3

EXHIBIT A

							Assignee ORRI
STATE	COUNTY	LESSOR	LESSEE (1)	RECORDING DATE	VOLUME (Reception#)	PAGE	Janice Boswell	Edward A. Wueste	Matthew F. Ledbetter	Amber Boswell	Jason Roberts
CO	Weld	Leslie H. Brumley	ENEXP	6/24/2011	Reception # 3775990	NA	0.008971%	0.001794%	0.008971%	0.038039%	0.026914%
CO	Weld	Ila Mae Daniels	ENEXP	6/24/2011	Reception # 3775991	NA	0.008971%	0.001794%	0.008971%	0.038039%	0.026914%
CO	Weld	Jeannine Brumley/Duane Schwartz	ENEXP	6/24/2011	Reception # 3775989	NA	0.008971%	0.001794%	0.008971%	0.038039%	0.026914%
CO	Weld	Alice Brewster	ENEXP	6/24/2011	Reception # 3775988	NA	0.008971%	0.001794%	0.008971%	0.038039%	0.026914%
CO	Weld	Daniel Varra (Truste)e and Carolyn Varra	ENEXP			NA	0.010253%	0.002051%	0.010253%	0.043473%	0.030759%
CO	Weld	Norman & Patricia Freeman	ENEXP	8/9/2011	Reception # 3784900	NA	0.003589%	0.000718%	0.003589%	0.015216%	0.010766%
CO	Weld	Raymond and Gloria Winder Family Trust	ENEXP	7/6/2011	Reception # 3778008	NA	0.002243%	0.000449%	0.002243%	0.009510%	0.006729%
CO	Weld	Breniman Farms LLC	ENEXP	12/8/2011	Reception #3810605	NA	0.010253%	0.002051%	0.010253%	0.043473%	0.030759%
CO	Weld	Sharon L. Gray	ENEXP	7/18/2011	Reception # 3780411	NA	0.010253%	0.002051%	0.010253%	0.043473%	0.030759%
CO	Weld	Norman & Patricia Freeman Trust	ENEXP	5/2/2011	Reception #3765901	NA	0.003589%	0.000718%	0.003589%	0.015216%	0.010766%
CO	Weld	Gale A. Nelson	ENEXP	8/8/2011	Reception # 3784899	NA	0.001794%	0.000359%	0.001794%	0.007608%	0.005383%

Exhibit B

See attached.

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF OVERRIDING ROYALTY

(Multiple Assignees)

THE STATE OF WYOMING	§
§
	§	KNOW ALL MEN BY THESE PRESENTS:
§
COUNTIES OF LARAMIE AND GOSHEN	§
§

Energy & Exploration Partners, LLC whose address is P.O. Box 471428, Fort Worth, Texas 76147-1376, hereinafter called “Assignor”, for and inconsideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, does by these presents, GRANT, ASSIGN, TRANSFER and CONVEY unto the parties set forth below, hereinafter called the “Assignees”:

Janice Boswell-Wueste, an individual, whose address is 2845 Manorwood Trl., Fort Worth, TX 76109;

Edward A. Wueste, an individual, whose address is 2845 Manorwood Trl., Fort Worth, TX 76109;

Matthew Ledbetter, an individual, whose address is 5309 Judalon Ln., Houston, TX 77056;

Amber Boswell, an individual, whose address is 2721 Manorwood Trl., Fort Worth, TX 76109; and

Jason Roberts, an individual, whose address is 3005 Amherst Ave., Dallas, TX 75225.

an overriding royalty interest (the “Overriding Royalty”), as described in Exhibit “A” attached hereto and made a part hereof for all purposes, in all oil, gas and other hydrocarbons produced, save and sold under the terms of the Oil and Gas Leases described in Exhibit “A” (the “Lease(s)”) covering the lands described therein located in Laramie and Goshen Counties, Wyoming.

1

The assignment of Overriding Royalty made herein is subject to the following terms, conditions and provisions:

1.	For the purposes of calculating royalty payments, expenses and deductions, the Overriding Royalty shall be subject to the exact terms, conditions and provisions as those found in the Leases, on a lease by lease basis. In other words, should the underlying or referenced lease provide for cost free royalty then the Overriding Royalty shall also be free and clear of all cost and expenses of exploration, production, transportation and marketing, but shall bear its proportionate share of all gross production, severance, ad valorem and similar taxes. However, should the underlying referenced lease, on a lease by lease basis, be subject to deductions for transportation, dehydration and marketing then the Overriding Royalty shall also be subject to the same deductions and proportionate share of all gross production, severance, ad valorem and similar taxes.

2.	If any of the Leases cover less than the full (100% of 8/8ths) interest in oil, gas and other minerals in all or any part of the lands and depths described therein, the Overriding Royalty shall be proportionately reduced and paid to Assignee in the proportion that the interest covered by said Lease bears to the entire mineral estate;

3.	Assignor may, without the joinder of Assignee, pool and combine Assignee’s Overriding Royalty with other leases and lands in compliance with terms and conditions of the Leases.

4.	The Overriding Royalty shall attach to any extension or renewals of the Leases and shall be calculated and paid in the same manner as the original reservation set forth herein. Any lease acquired by Assignor, or its successors or assigns, within one (1) year of the termination of the Leases shall be deemed an extension or renewal lease for the purposes of this provision insofar as the renewal or extension lease covers acreage transferred hereunder.

TO HAVE AND TO HOLD the above described overriding royalty, together with all and singular the rights and appurtenances thereunto in anywise belonging unto Assignee, its successors and assigns forever; and Assignor does by these presents bind itself and its successors and assigns to warrant and forever defend all and singular, the Leases unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

[Signature page follows.]

2

IN WITNESS WHEREOF, the parties have executed this instrument as of the dates set forth in the acknowledgement certificates below, but it is effective as of the date of each Lease.

ASSIGNOR

ENERGY & EXPLORATION PARTNERS, LLC, a Delaware limited liability company

By:
Hunt Pettit, President

~ACKNOWLEDGEMENT~

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me on this          of August, 2012 by Hunt Pettit, President of Energy & Exploration Partners, LLC, a Delaware limited liability company, on behalf of said company.

Notary Public in and for the State of Texas

[Remainder of page intentionally left blank]

3

EXHIBIT A

							Assignee ORRI
STATE	COUNTY	LESSOR	LESSEE (1)	RECORDING DATE	VOLUME (Reception#)	PAGE	Janice Boswell	Edward A. Wueste	Matthew F. Ledbetter	Amber Boswell	Jason Roberts
WY	Goshen	Ronald L. & Helga E. Cook	ENEXP	1/31/2011	810	16	0.008971%	0.001794%	0.008971%	0.038039%	0.026914%
WY	Goshen	TNT Farms, Inc. c/o Debra Wilson	ENEXP	1/31/2011	810	15	0.008971%	0.001794%	0.008971%	0.038039%	0.026914%
WY	Goshen	Robert S. & Christi L. Shields	ENEXP	3/31/2011	813	114	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Timothy Rex & Kathleen Trumball	ENEXP	2/22/2011	811	117	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Donald L. & Barbara R. Hill	ENEXP	6/20/2011	818	142	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Susan K. Bryant	ENEXP	3/29/2011	813	93	0.008971%	0.001794%	0.008971%	0.038039%	0.026914%
WY	Goshen	Patricia Cooper	ENEXP	3/29/2011	813	92	0.008971%	0.001794%	0.008971%	0.038039%	0.026914%
WY	Goshen	Elizabeth Jane Newell	ENEXP	3/29/2011	813	94	0.008971%	0.001794%	0.008971%	0.038039%	0.026914%
WY	Goshen	Rachel M. Schreiner Trust	ENEXP	6/20/2011	818	143	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	State of Wyoming #10-00728	ENEXP	3/29/2011	813	91	0.005981%	0.001196%	0.005981%	0.025359%	0.017943%
WY	Goshen	Bureau of Land Management #179686	ENEXP	3/29/2011	813	88	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Bureau of Land Management #179691	ENEXP	3/29/2011	813	89	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Bureau of Land Management #179692	ENEXP	3/29/2011	813	90	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Bureau of Land Management #179694	ENEXP	6/22/2011	818	158	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Gene & Karen Wolfe	ENEXP	2/22/2011	811	114	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Rodney & Robbin Nipper	ENEXP	2/22/2011	811	115	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Richard & Laura Young	ENEXP	2/22/2011	811	116	0.004486%	0.000897%	0.004486%	0.019019%	0.013457%
WY	Goshen	Bob and Mary Sue Van Newkirk	ENEXP	3/31/2011	813	113	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Brent and Cindy Medford	ENEXP	4/13/2011	814	122	0.005981%	0.001196%	0.005981%	0.025359%	0.017943%
WY	Goshen	Terry & Julianne Rogers	ENEXP	10/24/2011	824	66	0.007177%	0.001435%	0.007177%	0.030431%	0.021531%
WY	Goshen	Joel & Marilyn Miskimins	ENEXP	3/31/2011	813	112	0.002243%	0.000449%	0.002243%	0.009510%	0.006729%
WY	Goshen	Gwendolyn B. Miskimins	ENEXP	3/31/2011	813	111	0.002243%	0.000449%	0.002243%	0.009510%	0.006729%

EXHIBIT A

STATE	COUNTY	LESSOR	LESSEE (1)	RECORDING DATE	VOLUME (Reception#)	PAGE	Janice Boswell	Edward A. Wueste	Matthew F. Ledbetter	Amber Boswell	Jason Roberts
WY	Goshen	Susan L. Sorrick	ENEXP	3/29/2011	813	95	0.002243%	0.000449%	0.002243%	0.009510%	0.006729%
WY	Goshen	Joan F. Beien	ENEXP	3/21/2011	812	199	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Roland I. Schwindt	ENEXP	5/20/2011	816	204	0.002243%	0.000449%	0.002243%	0.009510%	0.006729%
WY	Goshen	Theodore & Georgia Whitaker	ENEXP	9/20/2011	822	195	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Rodney & Lori Weyrich	ENEXP	5/17/2011	816	165	0.002243%	0.000449%	0.002243%	0.009510%	0.006729%
WY	Goshen	James Allan Johnston	ENEXP	7/5/2011	819	65	0.010766%	0.002153%	0.010766%	0.045647%	0.032297%
WY	Goshen	St. Joseph’s Childrens Home	ENEXP	5/2/2011	815	160	0.005981%	0.001196%	0.005981%	0.025359%	0.017943%
WY	Goshen	Dudley D. Hatterman	ENEXP	4/20/2011	815	76	0.002243%	0.000449%	0.002243%	0.009510%	0.006729%
WY	Goshen	Tom A. & Verna R. Scott	ENEXP	7/5/2011	819	66	0.002243%	0.000449%	0.002243%	0.009510%	0.006729%
WY	Goshen	Steven N. Smith & Marion N. Smith, Trustee’s	ENEXP	6/20/2011	818	141	0.005981%	0.001196%	0.005981%	0.025359%	0.017943%
WY	Goshen	Steven G. Shaddock	ENEXP	6/21/2011	818	147	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	George G. Vaught, Jr.	ENEXP	6/21/2011	818	148	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	McCulliss Resources Co.	ENEXP	6/21/2011	818	149	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Brent C. Kaufman	ENEXP	11/8/2011	825	97	0.002243%	0.000449%	0.002243%	0.009510%	0.006729%
WY	Goshen	John L. & Donna R. Bath	ENEXP	12/9/2011	826	149	0.002243%	0.000449%	0.002243%	0.009510%	0.006729%
WY	Goshen	Fred L. & Delores Reichert	ENEXP	7/18/2011	819	188	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Larry L. & Deidre Anderson	ENEXP	6/20/2011	818	140	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Travis Evans	ENEXP	7/11/2011	819	134	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	John D. Somsen, Jr.	ENEXP	6/1/2011	817	129	0.005981%	0.001196%	0.005981%	0.025359%	0.017943%
WY	Goshen	John W. & Rosanna Harris	ENEXP	8/8/2011	820	169	0.002243%	0.000449%	0.002243%	0.009510%	0.006729%
WY	Goshen	Gary L. Sims, Iris K. Sims	ENEXP	8/16/2011	821	69	0.002243%	0.000449%	0.002243%	0.009510%	0.006729%

EXHIBIT A

STATE	COUNTY	LESSOR	LESSEE (1)	RECORDING DATE	VOLUME (Reception#)	PAGE	Janice Boswell	Edward A. Wueste	Matthew F. Ledbetter	Amber Boswell	Jason Roberts
WY	Goshen	Gerald A. Stephenson and Mary Ann Stephenson Family Living Trust, Gerald A. Stephenson, Trustee	ENEXP	6/27/2011	819	6	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Mary Ann Stephenson	ENEXP	6/27/2011	819	5	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Goshen	Town of Yoder	ENEXP	1/4/2012	828	61	0.007177%	0.001435%	0.007177%	0.030431%	0.021531%
WY	Laramie	Dale & Darlene Bowman	ENEXP	1/10/2011	2202	1122	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Laramie	Robert T & Genevieve G. Scott	ENEXP	12/14/2010	2198	635	0.003589%	0.000718%	0.003589%	0.015216%	0.010766%
WY	Laramie	State of Wyoming #10-00725	ENEXP	5/11/2011	2219	1132	0.005981%	0.001196%	0.005981%	0.025359%	0.017943%
WY	Laramie	State of Wyoming #10-00726	ENEXP	5/11/2011	2219	1136	0.005981%	0.001196%	0.005981%	0.025359%	0.017943%
WY	Laramie	State of Wyoming #10-00727	ENEXP	5/11/2011	2219	1134	0.005981%	0.001196%	0.005981%	0.025359%	0.017943%
WY	Laramie	Bureau of Land Management #179752	ENEXP	5/11/2011	2219	1128	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Laramie	B. Clinton & Shari L. Farrar	ENEXP	2/3/2011	2206	913	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Laramie	Marilyn E. Luman and Merril J. Luman	ENEXP	2/23/2011	2208	1504	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Laramie	Butler Farms	ENEXP	5/27/2011	2221	1134	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Laramie	Jody Lynn Clark (aka Jody Lynn Cole)(Add’l per Laycock Duhig)	ENEXP	6/1/2011	2222	162	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Laramie	Janet Stahla	ENEXP	TBD	TBD	TBD	0.013457%	0.002691%	0.013457%	0.057058%	0.040371%
WY	Laramie	Bonnie J. Kester	ENEXP	11/21/2011	2246	470	0.002243%	0.000449%	0.002243%	0.009510%	0.006729%

Exhibit C

See attached.

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF OVERRIDING ROYALTY

(Multiple Assignees)

THE STATE OF COLORADO	§
§
	§	KNOW ALL MEN BY THESE PRESENTS:
§
COUNTY OF WELD	§
§

Energy & Exploration Partners, LLC whose address is P.O. Box 471428, Fort Worth, Texas 76147-1376, hereinafter called “Assignor”, for and inconsideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, does by these presents, GRANT, ASSIGN, TRANSFER and CONVEY unto the parties set forth below, hereinafter called the “Assignees”:

Oso+Toro Multistrategy Fund Series Interest of the SALI Multiseries Fund II 3(C1) LP, whose address is 6836 Austin Center Boulevard, Suite 320, Austin, Texas 78731;

Oso+Toro Multistrategy Fund (Tax Exempt) Segregated Portfolio of the SALI Multiseries Fund SPC Ltd, whose address is 6836 Austin Center Boulevard, Suite 320, Austin, Texas 78731;

Carl Lasner, an individual, whose address is 1225 Red Hawk Rd., Wimberley, TX 78678;

Zachary Burk Lowe, an individual, whose address is 4154 Santa Barbara Dr., Dallas, Texas 75214;

Jason Roberts, an individual, whose address is 3005 Amherst Ave., Dallas, TX 75225.

an overriding royalty interest (the “Overriding Royalty”), as described in Exhibit “A” attached hereto and made a part hereof for all purposes, in all oil, gas and other hydrocarbons produced, save and sold under the terms of the Oil and Gas Leases described in Exhibit “A” (the “Lease(s)”) covering the lands described therein located in Weld County, Colorado.

1

The assignment of Overriding Royalty made herein is subject to the following terms, conditions and provisions:

1.	For the purposes of calculating royalty payments, expenses and deductions, the Overriding Royalty shall be subject to the exact terms, conditions and provisions as those found in the Leases, on a lease by lease basis. In other words, should the underlying or referenced lease provide for cost free royalty then the Overriding Royalty shall also be free and clear of all cost and expenses of exploration, production, transportation and marketing, but shall bear its proportionate share of all gross production, severance, ad valorem and similar taxes. However, should the underlying referenced lease, on a lease by lease basis, be subject to deductions for transportation, dehydration and marketing then the Overriding Royalty shall also be subject to the same deductions and proportionate share of all gross production, severance, ad valorem and similar taxes.

2.	If any of the Leases cover less than the full (100% of 8/8ths) interest in oil, gas and other minerals in all or any part of the lands and depths described therein, the Overriding Royalty shall be proportionately reduced and paid to Assignee in the proportion that the interest covered by said Lease bears to the entire mineral estate;

3.	Assignor may, without the joinder of Assignee, pool and combine Assignee’s Overriding Royalty with other leases and lands in compliance with terms and conditions of the Leases.

4.	The Overriding Royalty shall attach to any extension or renewals of the Leases and shall be calculated and paid in the same manner as the original reservation set forth herein. Any lease acquired by Assignor, or its successors or assigns, within one (1) year of the termination of the Leases shall be deemed an extension or renewal lease for the purposes of this provision insofar as the renewal or extension lease covers acreage transferred hereunder.

TO HAVE AND TO HOLD the above described overriding royalty, together with all and singular the rights and appurtenances thereunto in anywise belonging unto Assignee, its successors and assigns forever; and Assignor does by these presents bind itself and its successors and assigns to warrant and forever defend all and singular, the Leases unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

[Signature page follows.]

2

IN WITNESS WHEREOF, the parties have executed this instrument as of the dates set forth in the acknowledgement certificates below, but it is effective as of the date of each Lease.

ASSIGNOR

ENERGY & EXPLORATION PARTNERS, LLC, a Delaware limited liability company

By:
Hunt Pettit, President

~ACKNOWLEDGEMENT~

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me on this          of August, 2012 by Hunt Pettit, President of Energy & Exploration Partners, LLC, a Delaware limited liability company, on behalf of said company.

Notary Public in and for the State of Texas

[Remainder of page intentionally left blank]

3

EXHIBIT A

							Assignee ORRI (2)
STATE	COUNTY	LESSOR	LESSEE (1)	RECORDING DATE	VOLUME (Reception#)	PAGE	OSO1	OSO2	Carl Lasner	Jason Roberts	LOWE
CO	Weld	Leslie H. Brumley	ENEXP	6/24/2011	Reception # 3775990	NA	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
CO	Weld	Ila Mae Daniels	ENEXP	6/24/2011	Reception # 3775991	NA	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
CO	Weld	Jeannine Brumley/Duane Schwartz	ENEXP	6/24/2011	Reception # 3775989	NA	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
CO	Weld	Alice Brewster	ENEXP	6/24/2011	Reception # 3775988	NA	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
CO	Weld	Daniel Varra (Truste)e and Carolyn Varra	ENEXP			NA	0.646903%	0.431269%	0.010777%	0.026960%	0.026949%
CO	Weld	Norman & Patricia Freeman	ENEXP	8/9/2011	Reception # 3784900	NA	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
CO	Weld	Raymond and Gloria Winder Family Trust	ENEXP	7/6/2011	Reception # 3778008	NA	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
CO	Weld	Breniman Farms LLC	ENEXP	12/8/2011	Reception #3810605	NA	0.646903%	0.431269%	0.010777%	0.026960%	0.026949%
CO	Weld	Sharon L. Gray	ENEXP	7/18/2011	Reception # 3780411	NA	0.646903%	0.431269%	0.010777%	0.026960%	0.026949%
CO	Weld	Norman & Patricia Freeman Trust	ENEXP	5/2/2011	Reception #3765901	NA	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
CO	Weld	Gale A. Nelson	ENEXP	8/8/2011	Reception # 3784899	NA	0.113208%	0.075472%	0.001886%	0.004718%	0.004716%

Exhibit D

See attached.

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF OVERRIDING ROYALTY

(Multiple Assignees)

THE STATE OF WYOMING	§
§
	§	KNOW ALL MEN BY THESE PRESENTS:
§
COUNTIES OF LARAMIE AND GOSHEN	§
§

Energy & Exploration Partners, LLC whose address is P.O. Box 471428, Fort Worth, Texas 76147-1376, hereinafter called “Assignor”, for and inconsideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, does by these presents, GRANT, ASSIGN, TRANSFER and CONVEY unto the parties set forth below, hereinafter called the “Assignees”:

Oso+Toro Multistrategy Fund Series Interest of the SALI Multiseries Fund II 3(C1) LP, whose address is 6836 Austin Center Boulevard, Suite 320, Austin, Texas 78731;

Oso+Toro Multistrategy Fund (Tax Exempt) Segregated Portfolio of the SALI Multiseries Fund SPC Ltd, whose address is 6836 Austin Center Boulevard, Suite 320, Austin, Texas 78731;

Carl Lasner, an individual, whose address is 1225 Red Hawk Rd., Wimberley, TX 78678;

Zachary Burk Lowe, an individual, whose address is 4154 Santa Barbara Dr., Dallas, Texas 75214;

Jason Roberts, an individual, whose address is 3005 Amherst Ave., Dallas, TX 75225.

an overriding royalty interest (the “Overriding Royalty”), as described in Exhibit “A” attached hereto and made a part hereof for all purposes, in all oil, gas and other hydrocarbons produced, save and sold under the terms of the Oil and Gas Leases described in Exhibit “A” (the “Lease(s)”) covering the lands described therein located in Laramie and Goshen Counties, Wyoming.

1

The assignment of Overriding Royalty made herein is subject to the following terms, conditions and provisions:

1.	For the purposes of calculating royalty payments, expenses and deductions, the Overriding Royalty shall be subject to the exact terms, conditions and provisions as those found in the Leases, on a lease by lease basis. In other words, should the underlying or referenced lease provide for cost free royalty then the Overriding Royalty shall also be free and clear of all cost and expenses of exploration, production, transportation and marketing, but shall bear its proportionate share of all gross production, severance, ad valorem and similar taxes. However, should the underlying referenced lease, on a lease by lease basis, be subject to deductions for transportation, dehydration and marketing then the Overriding Royalty shall also be subject to the same deductions and proportionate share of all gross production, severance, ad valorem and similar taxes.

2.	If any of the Leases cover less than the full (100% of 8/8ths) interest in oil, gas and other minerals in all or any part of the lands and depths described therein, the Overriding Royalty shall be proportionately reduced and paid to Assignee in the proportion that the interest covered by said Lease bears to the entire mineral estate;

3.	Assignor may, without the joinder of Assignee, pool and combine Assignee’s Overriding Royalty with other leases and lands in compliance with terms and conditions of the Leases.

4.	The Overriding Royalty shall attach to any extension or renewals of the Leases and shall be calculated and paid in the same manner as the original reservation set forth herein. Any lease acquired by Assignor, or its successors or assigns, within one (1) year of the termination of the Leases shall be deemed an extension or renewal lease for the purposes of this provision insofar as the renewal or extension lease covers acreage transferred hereunder.

TO HAVE AND TO HOLD the above described overriding royalty, together with all and singular the rights and appurtenances thereunto in anywise belonging unto Assignee, its successors and assigns forever; and Assignor does by these presents bind itself and its successors and assigns to warrant and forever defend all and singular, the Leases unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

[Signature page follows.]

2

IN WITNESS WHEREOF, the parties have executed this instrument as of the dates set forth in the acknowledgement certificates below, but it is effective as of the date of each Lease.

ASSIGNOR ENERGY & EXPLORATION PARTNERS, LLC, a Delaware limited liability company

By:
Hunt Pettit, President

~ACKNOWLEDGEMENT~

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me on this          of August, 2012 by Hunt Pettit, President of Energy & Exploration Partners, LLC, a Delaware limited liability company, on behalf of said company.

Notary Public in and for the State of Texas

[Remainder of page intentionally left blank]

3

EXHIBIT A

							Assignee ORRI (2)
STATE	COUNTY	LESSOR	LESSEE (1)	RECORDING DATE	VOLUME (Reception#)	PAGE	OSO1	OSO2	Carl Lasner	Jason Roberts	LOWE
WY	Goshen	Ronald L. & Helga E. Cook	ENEXP	1/31/2011	810	16	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
WY	Goshen	TNT Farms, Inc. c/o Debra Wilson	ENEXP	1/31/2011	810	15	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
WY	Goshen	Robert S. & Christi L. Shields	ENEXP	3/31/2011	813	114	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Timothy Rex & Kathleen Trumball	ENEXP	2/22/2011	811	117	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Donald L. & Barbara R. Hill	ENEXP	6/20/2011	818	142	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Susan K. Bryant	ENEXP	3/29/2011	813	93	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
WY	Goshen	Patricia Cooper	ENEXP	3/29/2011	813	92	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
WY	Goshen	Elizabeth Jane Newell	ENEXP	3/29/2011	813	94	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
WY	Goshen	Rachel M. Schreiner Trust	ENEXP	6/20/2011	818	143	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	State of Wyoming #10-00728	ENEXP	3/29/2011	813	91	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Goshen	Bureau of Land Management #179686	ENEXP	3/29/2011	813	88	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Bureau of Land Management #179691	ENEXP	3/29/2011	813	89	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Bureau of Land Management #179692	ENEXP	3/29/2011	813	90	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Bureau of Land Management #179694	ENEXP	6/22/2011	818	158	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Gene & Karen Wolfe	ENEXP	2/22/2011	811	114	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Rodney & Robbin Nipper	ENEXP	2/22/2011	811	115	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Richard & Laura Young	ENEXP	2/22/2011	811	116	0.283020%	0.188680%	0.004715%	0.011795%	0.011790%
WY	Goshen	Bob and Mary Sue Van Newkirk	ENEXP	3/31/2011	813	113	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Brent and Cindy Medford	ENEXP	4/13/2011	814	122	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Goshen	Terry & Julianne Rogers	ENEXP	10/24/2011	824	66	0.452832%	0.301888%	0.007544%	0.018872%	0.018864%

EXHIBIT A

STATE	COUNTY	LESSOR	LESSEE (1)	RECORDING DATE	VOLUME (Reception#)	PAGE	OSO1	OSO2	Carl Lasner	Jason Roberts	LOWE
WY	Goshen	Joel & Marilyn Miskimins	ENEXP	3/31/2011	813	112	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Gwendolyn B. Miskimins	ENEXP	3/31/2011	813	111	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Susan L. Sorrick	ENEXP	3/29/2011	813	95	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Joan F. Beien	ENEXP	3/21/2011	812	199	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Roland I. Schwindt	ENEXP	5/20/2011	816	204	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Theodore & Georgia Whitaker	ENEXP	9/20/2011	822	195	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Rodney & Lori Weyrich	ENEXP	5/17/2011	816	165	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	James Allan Johnston	ENEXP	7/5/2011	819	65	0.679248%	0.452832%	0.011316%	0.028308%	0.028296%
WY	Goshen	St. Joseph’s Childrens Home	ENEXP	5/2/2011	815	160	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Goshen	Dudley D. Hatterman	ENEXP	4/20/2011	815	76	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Tom A. & Verna R. Scott	ENEXP	7/5/2011	819	66	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Steven N. Smith & Marion N. Smith, Trustee’s	ENEXP	6/20/2011	818	141	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Goshen	Steven G. Shaddock	ENEXP	6/21/2011	818	147	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	George G. Vaught, Jr.	ENEXP	6/21/2011	818	148	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	McCulliss Resources Co.	ENEXP	6/21/2011	818	149	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Brent C. Kaufman	ENEXP	11/8/2011	825	97	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	John L. & Donna R. Bath	ENEXP	12/9/2011	826	149	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Fred L. & Delores Reichert	ENEXP	7/18/2011	819	188	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%

EXHIBIT A

STATE	COUNTY	LESSOR	LESSEE (1)	RECORDING DATE	VOLUME (Reception#)	PAGE	OSO1	OSO2	Carl Lasner	Jason Roberts	LOWE
WY	Goshen	Larry L. & Deidre Anderson	ENEXP	6/20/2011	818	140	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Travis Evans	ENEXP	7/11/2011	819	134	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	John D. Somsen, Jr.	ENEXP	6/1/2011	817	129	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Goshen	John W. & Rosanna Harris	ENEXP	8/8/2011	820	169	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Gary L. Sims, Iris K. Sims	ENEXP	8/16/2011	821	69	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Gerald A. Stephenson and Mary Ann Stephenson Family Living Trust, Gerald A. Stephenson, Trustee	ENEXP	6/27/2011	819	6	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Mary Ann Stephenson	ENEXP	6/27/2011	819	5	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Town of Yoder	ENEXP	1/4/2012	828	61	0.452832%	0.301888%	0.007544%	0.018872%	0.018864%
WY	Laramie	Dale & Darlene Bowman	ENEXP	1/10/2011	2202	1122	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Laramie	Robert T & Genevieve G. Scott	ENEXP	12/14/2010	2198	635	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
WY	Laramie	State of Wyoming #10-00725	ENEXP	5/11/2011	2219	1132	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Laramie	State of Wyoming #10-00726	ENEXP	5/11/2011	2219	1136	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Laramie	State of Wyoming #10-00727	ENEXP	5/11/2011	2219	1134	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Laramie	Bureau of Land Management #179752	ENEXP	5/11/2011	2219	1128	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Laramie	B. Clinton & Shari L. Farrar	ENEXP	2/3/2011	2206	913	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Laramie	Marilyn E. Luman and Merril J. Luman	ENEXP	2/23/2011	2208	1504	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Laramie	Butler Farms	ENEXP	5/27/2011	2221	1134	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Laramie	Jody Lynn Clark (aka Jody Lynn Cole)(Add’l per Laycock Duhig)	ENEXP	6/1/2011	2222	162	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Laramie	Janet Stahla	ENEXP	TBD	TBD	TBD	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Laramie	Bonnie J. Kester	ENEXP	11/21/2011	2246	470	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%

Exhibit E

See attached.

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF OVERRIDING ROYALTY

(Multiple Assignees)

THE STATE OF TEXAS	§
§
	§	KNOW ALL MEN BY THESE PRESENTS:
§
COUNTY OF LYNN	§
§

Energy & Exploration Partners, LLC whose address is P.O. Box 471428, Fort Worth, Texas 76147-1376, hereinafter called “Assignor”, for and inconsideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, does by these presents, GRANT, ASSIGN, TRANSFER and CONVEY unto the parties set forth below, hereinafter called the “Assignees”:

Oso+Toro Multistrategy Fund Series Interest of the SALI Multiseries Fund II 3(C1) LP, whose address is 6836 Austin Center Boulevard, Suite 320, Austin, Texas 78731;

Oso+Toro Multistrategy Fund (Tax Exempt) Segregated Portfolio of the SALI Multiseries Fund SPC Ltd, whose address is 6836 Austin Center Boulevard, Suite 320, Austin, Texas 78731;

Carl Lasner, an individual, whose address is 1225 Red Hawk Rd., Wimberley, TX 78678;

Zachary Burk Lowe, an individual, whose address is 4154 Santa Barbara Dr., Dallas, Texas 75214;

Jason Roberts, an individual, whose address is 3005 Amherst Ave., Dallas, TX 75225.

an overriding royalty interest (the “Overriding Royalty”), as described in Exhibit “A” attached hereto and made a part hereof for all purposes, in all oil, gas and other hydrocarbons produced, save and sold under the terms of the Oil and Gas Leases described in Exhibit “A” (the “Lease(s)”) covering the lands described therein located in Lynn County, Texas.

The assignment of Overriding Royalty made herein is subject to the following terms, conditions and provisions:

1.	For the purposes of calculating royalty payments, expenses and deductions, the Overriding Royalty shall be subject to the exact terms, conditions and provisions as those found in the Leases, on a lease by lease basis. In other words, should the underlying or referenced lease provide for cost free royalty then the Overriding Royalty shall also be free and clear of all cost and expenses of exploration, production, transportation and marketing, but shall bear its proportionate share of all gross production, severance, ad valorem and similar taxes. However, should the underlying referenced lease, on a lease by lease basis, be subject to deductions for transportation, dehydration and marketing then the Overriding Royalty shall also be subject to the same deductions and proportionate share of all gross production, severance, ad valorem and similar taxes.

2.	If any of the Leases cover less than the full (100% of 8/8ths) interest in oil, gas and other minerals in all or any part of the lands and depths described therein, the Overriding Royalty shall be proportionately reduced and paid to Assignee in the proportion that the interest covered by said Lease bears to the entire mineral estate;

3.	Assignor may, without the joinder of Assignee, pool and combine Assignee’s Overriding Royalty with other leases and lands in compliance with terms and conditions of the Leases.

4.	The Overriding Royalty shall attach to any extension or renewals of the Leases and shall be calculated and paid in the same manner as the original reservation set forth herein. Any lease acquired by Assignor, or its successors or assigns, within one (1) year of the termination of the Leases shall be deemed an extension or renewal lease for the purposes of this provision insofar as the renewal or extension lease covers acreage transferred hereunder.

TO HAVE AND TO HOLD the above described overriding royalty, together with all and singular the rights and appurtenances thereunto in anywise belonging unto Assignee, its successors and assigns forever; and Assignor does by these presents bind itself and its successors and assigns to warrant and forever defend all and singular, the Leases unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this instrument as of the dates set forth in the acknowledgement certificates below, but it is effective as of the date of each Lease.

ASSIGNOR

ENERGY & EXPLORATION PARTNERS, LLC, a Delaware limited liability company

By:
Hunt Pettit, President

~ACKNOWLEDGEMENT~

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me on this          of August, 2012 by Hunt Pettit, President of Energy & Exploration Partners, LLC, a Delaware limited liability company, on behalf of said company.

Notary Public in and for the State of Texas

[Remainder of page intentionally left blank]

EXHIBIT A

					ASSIGNEE ORRI (2)
LESSOR	LESSEE (1)	LEASE DATE	VOLUME	PAGE	OSO1	OSO2	Carl Lasner	Jason Roberts	LOWE
Tom and Janice Hoskins	ENEXP	3/7/2011	407	618	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
Luke Speckman and Caress Inman	ENEXP	4/4/2011	409	622	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Dell and Susan Cannon	ENEXP	4/19/2011	407	680	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Edwards - Sleeper-Harris Land Company	ENEXP	6/6/2011	407	677	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Duward D. Hancock, aka Donald D. Hancock aka D.D. Hancock, and wife Joyce Hancock, aka Wanda Joyce Hancock	ENEXP	6/9/2011	412	121	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Dahlen K. Hancock and wife, Jody E. Hancock	ENEXP	6/9/2011	412	125	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Gid R. Moore, dealing in his sole and separate property	ENEXP	6/9/2011	412	129	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Ruby Lee Moore, aka Lee More, aka Ruby Lee Hancock, dealing in her sole and separate property	ENEXP	6/9/2011	412	131	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%

EXHIBIT A

LESSOR	LESSEE (1)	LEASE DATE	VOLUME	PAGE	OSO1	OSO2	Carl Lasner	Jason Roberts	LOWE
Durward D. Hancock, aka Donald D. Hancock aka D.D. Hancock, dealing in his sole and separate property, joined pro forma by his wife, Joyce Hancock, aka Wanda Joyce Hancock, Lessor(s)	ENEXP	6/9/2011	412	123	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Lit H. Moore, aka L. H. Moore, aka L.H. Moore, Jr., and wife, Ruby Lee Moore, aka Lee Moore	ENEXP	6/9/2011	412	127	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Alan Mitchell West and Amy Leanne West	ENEXP	5/26/2011	407 & 411	626 & 95	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Laura L. Harris	ENEXP	6/13/2011	408	601	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Kimberly Ann Groux	ENEXP	6/13/2011	408	842	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
W. Page Harris III	ENEXP	6/13/2011	408	603	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Muriel Joy Smith	ENEXP	5/13/2011	410	901	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Charles A. Smith	ENEXP	5/13/2011	410	65	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Shirley A. Smith	ENEXP	5/13/2011	410	61	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Daniel Taylor and Linda Taylor	ENEXP	5/13/2011	412	119	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%

EXHIBIT A

LESSOR	LESSEE (1)	LEASE DATE	VOLUME	PAGE	OSO1	OSO2	Carl Lasner	Jason Roberts	LOWE
Beulah Faye Nieman Trust, Charles A. Smith Trustee, UWO Charles Clyde Smith, deceased	ENEXP	5/13/2011	410	63	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Yvonne Nettles McClung	ENEXP	6/21/2011	414	794	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
The Briley By-Pass Trust, Margaret Elizabeth Wills Briley, Trustee	ENEXP	6/30/2011	413	592	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Kay Halamicek Lewis	ENEXP	6/30/2011	410	53	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Lynn Carl Halamicek	ENEXP	6/30/2011	410	57	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Raye Halamicek	ENEXP	6/30/2011	410	59	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
David Kinsey	ENEXP	6/30/2011	410	55	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
Wayland Baptist University	ENEXP	6/27/2012	424	459	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
Buckner Foundation, fromerly known as Buckner International	ENEXP	6/26/2012	424	65	0.283020%	0.188680%	0.004715%	0.011795%	0.011790%
Janet Collier Oldham and Cecil Dwight Oldham, husband and wife	ENEXP	5/15/2009	422	678	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
Jack Collier and Jerelyn Collier, husband and wife	ENEXP	5/15/2009	422	676	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
Ann King Spilger	ENEXP	6/15/2012	424	461	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%